John Hancock Funds II

John Hancock Multi-Index Income Preservation Portfolio (the fund)

Supplement dated October 16, 2020 to the current Prospectus (the prospectus), as may be supplemented

Effective October 16, 2020, the Fees and expenses table and the Expense example table in the “Fund summary” section for the fund are revised and restated as follows:

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	R1	R2	R4	R6
Maximum front-end sales charge (load)	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R1		R2	R4		R6
Management fee	0.48		0.48	0.48		0.48
Distribution and service (Rule 12b-1) fees	0.50		0.25	0.25		0.00
Other expenses
Service plan fee	0.25	[1]	0.25	0.10	[1]	0.00
Additional other expenses	0.08		0.08	0.08		0.08
Total other expenses	0.33		0.33	0.18		0.08
Acquired fund fees and expenses[2]	0.11		0.11	0.11		0.11
Total annual fund operating expenses[3]	1.42		1.17	1.02		0.67
Contractual expense reimbursement[4]	–0.33		–0.33	–0.43	[5]	–0.34
Total annual fund operating expenses after expense reimbursements	1.09		0.84	0.59		0.33

1	”Service plan fee” has been restated to reflect maximum allowable fees.
2	”Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which certain expenses, including acquired fund fees, exceed 0.33% of the fund’s average daily net assets. This agreement expires on December 31, 2021. The advisor also contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average daily net assets attributable to the class. This agreement expires on December 31, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
5	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on December 31, 2020, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R1	R2	R4	R6
1 year	111	86	60	34
3 years	417	339	282	180
5 years	745	612	521	340
10 years	1,674	1,391	1,209	802

You should read this supplement in conjunction with the prospectus and retain it for future reference.